UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 19, 2006

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52006	98-0221142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

Plaza America Tower I
11700 Plaza America Drive, Suite 1010
Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2006, the Company’s board of directors approved certain amendments to the Company’s Restated Bylaws designed to increase the ability of the Company to communicate with its stockholders and directors by electronic means, such as e-mail.  The amendments, which are effective December 19, 2006, include provisions allowing the use of electronic means for:

•	notices, including those for meetings of directors and stockholders in certain circumstances;

•	waivers of notices by directors and stockholders; and

•	approvals by directors of written actions in lieu of a meeting.

The foregoing descriptions are qualified in their entirety by reference to the Amendments to the Restated Bylaws, a copy of which is included with this Current Report on Form 8-K as Exhibit 3.1, and incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

                (d) Exhibits.

Exhibit No.	Description
3.1	Amendments to Restated Bylaws effective December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

	By:	/s/ J. Timothy Bryan
December 19, 2006		J. Timothy Bryan
Chief Executive Officer

EXHIBITS

Exhibit	Description of Exhibit
3.1	Amendments to Restated Bylaws, effective December 19, 2006.